Security Income Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated June 1, 2005,
To Prospectus Dated February 1, 2005

The Security Capital Preservation Fund currently operates as a "feeder" fund that invests all of its assets in a "master" fund, the Scudder Limited Duration Plus Fund (formerly, the "PreservationPlus Income Portfolio") (the "Portfolio"), an investment company managed by Deutsche Asset Management, Inc. that has the same investment objective as the Fund. The Fund has operated as part of this "master-feeder" structure since its inception on May 3, 1999 on the basis of a determination by the Fund's Board of Directors ("Board") that participation in this structure was in the best interests of the Fund and its shareholders, did not dilute the interests of Fund shareholders, and resulted in aggregate per share expenses that are less than or approximately equal to the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets directly in the types of securities held by the Portfolio.

Proposed Change in Fund Operations

In light of regulatory developments affecting the operations of the Portfolio and the Fund, the Board has decided to terminate the Fund's participation in the master-feeder structure and cease investing its assets in the Portfolio, effective on or about June 30, 2005. The Board also has approved an investment advisory contract with Security Management Company, LLC ("SMC") under which SMC will directly manage the Fund's assets after termination of the master-feeder structure. The Board further approved changes to the Fund's principal investment strategies, as described below in more detail. SMC will provide various administrative, transfer agency and fund accounting services to the Fund after termination of the master-feeder structure, and will cease providing feeder fund management and administrative services to the Fund. It is anticipated that implementation of these changes will reduce the management fees and overall Fund operating expenses associated with an investment in the Fund.

Implementation of the changes described above is contingent upon receipt of Fund shareholder approval of the proposed investment advisory contract with SMC, which is being sought via proxy materials dated May 12, 2005. If shareholders do not approve the proposed investment advisory contract with SMC, the Fund will continue to invest its assets in the Portfolio, and the Board may consider alternatives to continuing the master-feeder structure.

Summary of Proposed New Principal Investment Strategies

If the master-feeder structure is terminated and SMC becomes the investment adviser of the Fund, SMC will directly manage the Fund's assets in accordance with the Fund's investment objective to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. The Fund's investment objective is not a fundamental policy and may be changed by the Board at any time.

In pursuit of this objective, the Fund will invest, under normal market conditions, at least 80% of its net assets in investment grade fixed income securities (i.e., rated in the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by SMC to be of comparable quality). Such fixed income securities may include, without limitation, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities, and mortgage-backed and asset-backed securities. SMC will maintain a dollar-weighted average duration of 1 to 4.5 years in managing the Fund's portfolio.

While the Fund will invest primarily in domestic fixed income securities, it also may invest in dollar-denominated fixed income securities issued by foreign issuers. Consistent with its investment objective and principal investment strategies, the Fund also may invest in debt securities that are not investment grade (also known as "high yield securities" or "junk bonds"), including senior secured floating rate corporate loans, as well as restricted securities. Further, the Fund may enter into derivative instruments such as futures contracts, options on futures contracts and options on securities, for purposes of enhancing income, hedging risks posed by other portfolio holdings, or as a substitute for investing directly in securities.

SMC will employ a "bottom-up" approach in selecting asset classes and securities. Such an approach focuses on analyzing the investment merits of individual issuers against the context of broader securities market considerations. SMC does not contemplate that it will employ the global asset allocation strategy used by Deutsche Asset Management, Inc. in managing the Portfolio.

Under adverse market conditions, the Fund may adopt a temporary defensive position and invest some or all of its assets in cash, repurchase agreements, and money market instruments. While the Fund would do so only in an attempt to avoid losses, the Fund may be unable to pursue its investment objective at that time, and such a defensive investment strategy could reduce the benefit to the Fund of any upswing in the market.

The principal investment strategies to be employed by SMC in pursuit of the Fund's investment object will subject Fund shareholders to investment risks that are generally comparable to those posed by the Fund's current investment strategies. The principal investment risks of an investment in the Fund will include, without limitation:

  Interest Rate Risk: The values of fixed income securities generally decrease when interest rates rise;

  Credit Risk: The issuer of a fixed income security may fail to make timely interest or principal payments;

  Prepayment Risk: Prepayment of mortgages underlying mortgage-backed securities as interest rates decline may reduce the Fund's income and force it to reinvest in lower yielding securities;

  Derivatives Risk: Certain derivative instruments may be less liquid and more volatile than traditional fixed income securities, and derivatives may not accurately correlate with their underlying assets or fully offset a portfolio holding that is being hedged;

  Foreign Investment Risk: Securities issued by foreign issuers may pose risks that are different from, or in addition to, investments in domestic issuers, such as a lack of adequate company information, political instability, and differing auditing and legal standards; and

  Risks of Lower Rated Securities: Lower rated securities entail a greater degree of credit risk, and may be less liquid and more difficult to value, than more highly rated securities, and issuers of such securities may be especially vulnerable to adverse publicity and changed investor perceptions.

The above is a summary only, and is not a complete description of the Fund's investment strategies and potential investment risks. The Fund's investment strategies and related risks will be described in detail in the Fund's new prospectus.

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Investors should retain this Supplement for future reference.